Exhibit 99.1

rolr

HIGH ROLLER TECHNOLOGIES, INC.

NYSE: ROLR

Launching regulated prediction markets in the US

Anchored by a scaled global gaming platform



rolr
LIVE
$1,284.50
Markets
Sports
Politics
Economy
World
FOMC · September Decision
RATE DECISION · CLOSES 02:41:06
Live
74%
HIKE 25BP
$18.4M
VOLUME
26%
NO HIKE
Rates
Inflation
Crypto
Rates
Fed hikes 25bp at the September FOMC?
Hike 74¢ +3
No hike 26¢ -3
$18.4M vol
Core CPI above 3.0% in August?
Above 61¢ +2
Below 39¢ -2
$2.1M vol
Crypto
BTC above $120,000 on Dec 31?
Yes 44¢ +5
No 56¢ -5
Markets
Positions
Crew
Profile

LEGAL DISCLAIMER

FORWARD LOOKING STATEMENTS

Certain statements in this presentation constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. These statements involve risks and uncertainties regarding future results, operations, and plans.

Important factors that could cause our actual results and financial condition to differ materially include, among others:

BUSINESS & OPERATIONAL FACTORS

- Our ability to manage expansion into the U.S. and other markets;
- Our ability to compete effectively in our industry;
- Expectations regarding financial performance, including revenue, costs, and EBITDA;
- Sufficiency of cash, cash equivalents, and investments to meet liquidity needs;
- Ability to address unanticipated performance problems on websites or platforms;
- Ability to attract, retain, and maintain good relations with customers;
- Ability to anticipate market needs or develop new or enhanced offerings;
- Ability to stay in compliance with laws and regulations, U.S. and internationally.

REGULATORY & GOVERNANCE FACTORS

- Ability to anticipate effects of existing and developing laws, taxation, and privacy;
- Ability to obtain and maintain licenses/approvals with gambling authorities;
- Ability to effectively manage growth and maintain corporate culture;
- Ability to identify, recruit, and retain skilled personnel and key senior management;
- Ability to successfully identify, manage, consummate, and integrate acquisitions;
- Ability to maintain, protect, and enhance intellectual property;
- Ability to manage increased expenses and compliance demands of a public company;
- Ability to maintain foreign private issuer status and other offering factors.

The preceding list is not intended to be an exhaustive list of all of the matters that may affect our actual results and financial condition. The forward-looking statements are based on our beliefs, assumptions and expectations of future performance, taking into account the information currently available to us. These statements are only predictions based upon our current expectations and projections about future events. Please also refer to the "Risk Factors" sections of our reports filed with the Securities and Exchange Commission (the "SEC"), including our annual reports on Form 10-K and our quarterly reports on Form 10-Q filed with the SEC. There are important factors that could cause our actual results, levels of activity, performance or achievements to differ materially from the results, levels of activity, performance or achievements expressed or implied by the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Each forward-looking statement speaks only as of the date of the particular statement. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained in this presentation to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

HIGH ROLLER (NYSE: ROLR) AT A GLANCE

WHO WE ARE

OUR ROOTS (iGAMING)

Operator of online casino brands High Roller and Fruta.

Experienced leadership with a proven track record in iGaming.

OUR FOCUS (PREDICTION MARKETS)

ROLR: A regulated prediction markets brand launching in the US, in partnership with Crypto.com.

LICENSING STATUS

National Futures Association (NFA) membership as a Guaranteed Introducing Broker secured

- Estonia Gaming License
- Ontario Gaming License (Pending)

STRONG BALANCE SHEET

$18.0M Cash & Equivalents (End of Q2 2026)

$25M raised in an all-common stock offering priced at $13.21 per share (Jan 2026)

THE COMPANY

OUR HISTORY

2021 – 2024

- **2021** — Founded as online casino operator
- **OCTOBER 2024** — IPO on NYSE ($10M at $7.50)

2025

- **APRIL 2025** — Strategic shift initiated
- **OCTOBER 2025** — Filed $150M S3

2026 · US LAUNCH

- **JAN 2026** — Capital raise & compliance
- **APR 2026** — Definitive agreements
- **MAY 2026** — GIB License via NFA
- **JUL 2026** — Tech Agreement (MRKTS)
- **SEP 2026** — Invitation-Only ROLR Launch
- **OCT 2026** — **Public Launch**

MARKET

SCALING IN HIGH UPSIDE MARKETS

GAMBLING

Market Revenue (2027E)

$681B

$210B Online Share (31%)

Land-based and online combined. Online is where a digital operator competes.

PREDICTION MARKETS

Annual Trading Volume (2030E)

$1.5T

$50B Projected Annual Revenue (3.25% Commission)

A significant market opportunity, and we are on the ground floor.

H2 Gambling Capital; Eilers & Krejcik. Gambling is 2027E revenue including online casino, sports, bingo, poker and lotteries. 2030 volume and revenue: Macquarie, Jul 2026

MARKET PROJECTIONS

A $1.5 TRILLION MARKET BY 2030

TRADING VOLUME COMPARISON

Non-sports categories represent 56% majority



56%
NON-SPORTS

- **Fin+Crypto** 31% — $465B volume
- **News** 16% — $240B volume
- **Other** 9% — $135B volume
- **Sports** 44% — $660B volume

NON-SPORTS MAJORITY: $840B COMBINED

02 • REVENUE OPPORTUNITY

~$50B

Category revenue by 2030 at 3.25% commission rate*

THE COMPS (VALUATIONS)

Kalshi $22.0B

Polymarket $21.0B

ForecastEx $2.5B

PredictIt $0.8B



* 2030 volume and revenue: Macquarie, Jul 2026 (~$705B sports, ~$783B non-sports), at an estimated 3.25% high-margin contract commission rate. Valuations: PitchBook, Crunchbase, Tracxn. Third-party estimates, not company forecasts.

EXECUTION

POSITIONED TO WIN

The right infrastructure, distribution and timing to scale in regulated prediction markets.

01 PARTNERSHIPS

Strategic Partnerships

- **Exclusive Crypto.com partnership** for prediction markets
- **CFTC-registered** exchange framework
- **Compliance & operations** infrastructure

mrkts

crypto.com

02 CUSTOMER ACQUISITION

Proven Engine

- **SpikeUp Media** partnership
- **Supported by 1B+ impressions** across other media networks
- **Acquisition channels** built for regulated growth

SPIKE UP

FOREVER NETWORK

LEVERAGE

LINES

03 MARKET TAILWINDS

Regulatory & Timing

- **Strong institutional interest** in prediction markets
- **A clear licensing path** with NFA membership
- **Widespread consumer** availability

verified

NFA LICENSE SECURED

Regulatory clearance & market readiness

GROWTH ENGINE

SPIKE UP'S PERFORMANCE MARKETING ENGINE

WHAT IT HAS DELIVERED

15+ Yrs
Gaming & more acquisition experience

1M+
Unique depositing customers

$600M+
Player deposits driven

$150M+
Ad spend deployed at lower CPA & higher ROAS

WHAT IT RUNS ON

01 **Real-time targeting** of high-value players

02 **Proprietary data** and optimization tools

03 **In-house creative** production capability

04 **Deep expertise** in regulated markets

WE OWN AND OPERATE OUR TECHNOLOGY

What we own

- **Exclusive, perpetual, irrevocable, worldwide, royalty-free and sublicensable license** to the platform
- **Worldwide, royalty-free source-code** license rights
- **Ownership of IP rights** in the customer-facing ROLR application
- **ROLR US LLC approved** as NFA member and Guaranteed Introducing Broker

What we operate

- **In-house front-end framework** and proprietary iGaming monetization engines
- **Integrated marketing ecosystem** and multi-jurisdiction deployment capability
- **AML / KYC compliant**, with geolocation, identity and device verification
- **Enhanced due diligence**, secure payment, and treasury integrations

Key Strategic Advantage: The same platform carries perpetual, non-exclusive rights for other iGaming verticals: optionality beyond prediction markets.

MANAGEMENT

LEADERSHIP TEAM



Seth Young
Chief Executive Officer

20+ years experience in the gaming industry. Experience includes PointsBet, Foxwoods, GMA Consulting, FSG Digital, Kinectify, EQL Games, Catena Media, & Kindbridge Behavioral Health.



Adam Felman
Chief Financial Officer

Experienced in iGaming and public markets, previously serving as CFO and Board Member of Digital Gaming Corporation, and as a Chartered Accountant (ACA) at Hazlems Fenton LLP.



Jake Francis
Chief Operating Officer

Experienced operational leader with previously roles with Penn Entertainment, Hard Rock, BlueBet, & Pennsylvania Gaming Control Board. M.B.A, Business Strategy, Certified Six Sigma Black Belt.



Carlo Scappaticci
Chief Marketing Officer

25+ years in iGaming across marketing, product and operations. Experience includes WynnBET, Pala Interactive, Dafabet, and Boyd Gaming through the Pala acquisition.



Flip Pidot
Chief Business Officer

17+ years in prediction markets. Experience includes American Civics Exchange, Polyoptions, The Super Market, PredictIc, ACE OTC. A CFA charterholder, M.B.A, Virginia Darden School of Business, B.A. Economics, University of Notre Dame.



Andrew Walter
Chief Legal & Compliance

14+ years in gaming law, regulatory affairs and compliance. Experience includes PointsBet and the Connecticut Lottery Corporation. J.D., Roger Williams University School of Law.

GOVERNANCE

BOARD OF DIRECTORS

Michael Cribari
Co-Founder, Chairman

17 years experience in the iGaming industry. Director and founder of global iGaming company Spike Up Media & Chairman of High Roller Technologies.

Brandon Eachus
Co-Founder, Director

17 years experience in executive management roles. Director of Spike Up Media and a member of the High Roller technologies board of directors.

Daniel Bradtke
Director

19 years experience in the iGaming industry with a proven track record of successfully founding, operating and exiting multiple global iGaming ventures.

Kristen Britt
Director

Vice President, People & Culture at Duetto Research. Previously VP at Anaxi (Aristocrat Gaming), with leadership roles at Hard Rock Digital and Churchill Downs.

David Weild IV
Director

Former Vice Chairman of NASDAQ and President of Prudential Financial. Founder, Chairman, and CEO of investment banking firm Weild Capital, LLC.

Jonas Martensson
Director

Strategic advisor at Mojang Studios, previously serving as CEO of Mojang AB (creators of Minecraft). Co-founder of Happy Socks and MobileBet.com.

THE SAME PLAYBOOK, A NEW REGULATED MARKET

2021 – 2025

iGaming Playbook

Proven track record across online casino brands


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2026 · NEW MARKET

Regulated Prediction Markets

Expanding the playbook to US prediction markets


rolr
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HIGH ROLLER

TRADE WHAT THE WORLD IS WATCHING.



Contact Us

T: 800-460-1039 | IR@highroller.com

01

Appendix

EXPLANATORY NOTES: NON-GAAP MEASURES

USE & LIMITATIONS

ADJUSTED EBITDA OVERVIEW

We believe **Adjusted EBITDA** (a non-GAAP financial measure defined under SEC rules) is useful in evaluating operating performance, internal planning, and forecasting.

Key Disclosures & Limitations:

- **Supplemental Info:** Presented for supplemental informational purposes only.
- **Not GAAP Substitute:** Should not be considered in isolation or as a substitute for GAAP measures.
- **Calculation Variance:** Other companies may calculate this measure differently.

GAAP RECONCILIATION

EXCLUDED FINANCIAL ELEMENTS

We reconcile Adjusted EBITDA to net income (loss) by adjusting to exclude the following items:

— **Interest Expense & Income Taxes**
— **Share-Based Compensation**
— **Foreign Exchange Loss (Gain)**
— **Depreciation & Amortization**
— **Impairment Charges**
— **Non-Recurring / Irregular Events**